THE INFINITY MUTUAL FUNDS, INC.
                      ALPHA GOVERNMENT SECURITIES PORTFOLIO
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997
                             AS REVISED, MAY 8, 1997



          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Alpha Government Securities Portfolio (the "Portfolio") of The Infinity Mutual Funds, Inc. (the "Fund"), dated April 30, 1997, as it may be revised from time to time. To obtain a copy of the Portfolio's Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolio and not to any of the Fund's other portfolios.

          BEA Associates (the "Adviser") serves as the Portfolio's investment adviser.

          BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolio's administrator and distributor.


                                TABLE OF CONTENTS
                                                                PAGE

Investment Objective and Management Policies..................  B-2
Management of the Fund........................................  B-6
Management Arrangements.......................................  B-9
Purchase and Redemption of Shares.............................  B-13
Determination of Net Asset Value..............................  B-15
Yield Information.............................................  B-16
Portfolio Transactions........................................  B-17
Information About the Portfolio...............................  B-18
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors.....................  B-19
Financial Statements..........................................  B-20

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIO."

          REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians which meet the requirements set forth in Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which the Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. The Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, the Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

          ILLIQUID SECURITIES. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Adviser to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when- issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

          LENDING PORTFOLIO SECURITIES. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Portfolio's total assets. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio making the loan must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

INVESTMENT RESTRICTIONS

          The Fund has adopted the following restrictions as fundamental policies which apply to the Portfolio. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Portfolio. The Portfolio may not:

          1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to above and in the Portfolio's Prospectus).

          2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33-1/3% of the value of the Portfolio's total assets.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

          5. Sell securities short or purchase securities on margin.

          6. Write or purchase put or call options or combinations thereof.

          7. Act as underwriter of securities of other issuers. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          9. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          12. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of the Portfolio's shares in the state involved.

                             MANAGEMENT OF THE FUND

          Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


DIRECTORS OF THE FUND

*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF
                  DIRECTORS. An employee of BISYS Fund Services, Inc. BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, DIRECTOR.  International Economist and
                  Consultant; Executive Vice President of Coldwell
                  Financial Consultants; Trustee and Treasurer of
                  Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital
                   Markets, S.A. (Montevideo, Uruguay); formerly Chief
                  International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                  and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991;
                   Senior Vice President and Chief Financial Officer of
                  American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance
                  and   The Indonesia Fund, Inc.  He is 64 years old and
                  his  address is 40 Grosvenor Road, Short Hills, New
                  Jersey  07078.

WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                  President Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co.
                  He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and
                  F.H. Bugher Foundation, Morehouse-Barlow Co.
                  Publishers, The Canterbury Cathedral Trust in America,
                  The Living Church Foundation and Hoosac School. He is 71 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.

OFFICERS OF THE FUND

JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                  employee of BISYS Fund Services, Inc. since July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, Vice President.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.


THRESA B. DEWAR, TREASURER.  An employee of BISYS Fund Services,
                  Inc. since March 1997, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, she was Vice President and Controller of Federated Administrative Services, a subsidiary of Federated Investors, Inc. She is 41 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.


GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                  Director of Legal and Compliance Services with BISYS Fund Services, Inc. since April 1995, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management L.P. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS Fund
                  Services, Inc. since June 1991, and an officer of other investment companies administered by BISYS or its affiliates. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT Secretary.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

          Directors and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares of Common Stock outstanding on April 11, 1997.

          The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1996 was as follows:

Name of Board             Aggregate                         Total Compensation
  Member                  Compensation                      From Fund and
                          from Fund*                        Fund Complex
                                                            Paid to Board
                                                            Member*
---------------------  --------------------------   --------------------------
Norma A. Coldwell            $18,000                           $18,000
Richard H. Francis           $18,000                           $18,000
William W. McInnes           $18,000                           $18,000
Robert A. Robinson           $18,000                           $18,000
----------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.

                             MANAGEMENT ARRANGEMENTS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT OF THE PORTFOLIO."

          INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Advisory Agreement") dated March 31, 1995, with the Fund. The Advisory Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Advisory Agreement, at a meeting held on November 14, 1996. Shareholders approved the Advisory Agreement on March 31, 1995. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The Adviser is a New York general partnership comprised of Credit Suisse Capital Corporation ("CSCC"), an indirect, wholly-owned subsidiary of Credit Suisse, and Basic Appraisals, Inc. (formerly known as BEA Associates, Inc.). The Adviser is majority-owned by CSCC and is governed by a board of directors, which is controlled by CSCC, and an executive committee which runs its day-to-day affairs and advisory activities.

          The following persons are directors, executive committee members and/or senior officers of the Adviser: Mark Arnold, Chief Operating Officer, Director, Co-Chairman of Executive Committee and Managing Director; Emilio Bassini, Chief Financial Officer, Executive Committee Member and Managing Director; Peter Bosshard, Vice Chairman of the Board of Directors and Executive Committee Member; Hans Geiger, Director; Jeffrey A. Geller, Executive Committee Member and Managing Director; John B. Hurford, Vice Chairman of Executive Committee and Managing Director; Hermann Maurer, Director; Michael F. Orr, Director; William W. Priest, Jr., Chief Executive Officer, Secretary, Director, Co-Chairman of Executive Committee and Managing Director; Daniel Regoletti, Director; William R. Wirth, Chairman of the Board of Directors and Executive Committee Member; and Albert L. Zesiger, Honorary Chairman of Executive Committee and Managing Director.

          The Adviser provides investment advisory services in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board of Directors. The Adviser provides the Portfolio with Investment Officers who are authorized by the Fund's Board of Directors to execute purchases and sales of securities. The Chief Investment Officer of the Portfolio is Mark Silverstein who is an employee of the Adviser. The Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Portfolio as well as for other funds advised by the Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

          As compensation for its services, the Portfolio pays the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the Portfolio paid the Adviser $59,727, $49,823 and $33,718, respectively.

          Prior to March 31, 1995, Infinity Advisers, Inc. served as the Portfolio's investment manager and received an annual fee of $4,000 from the Portfolio. Prior to such date, the Adviser served as the Portfolio's sub-investment adviser.

          ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated February 11, 1997, with the Fund. The Administration Agreement will continue until December 31, 1997 and thereafter is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. The Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          As compensation for its services, the Portfolio has agreed to pay BISYS a monthly fee based on the Portfolio's assets as shown below:

                                        Portfolio's Average
ANNUAL RATE                             DAILY NET ASSETS
-----------                             ----------------
  .13%                              Less than $200 million
  .12%                              $200 million to less than $300 million
  .11%                              $300 million to less than $350 million
  .10%                              $350 million and over

          For the fiscal years ended December 31, 1994, 1995 and 1996, the administration fees payable by the Portfolio to the Portfolio's predecessor administrator amounted to $77,644, $64,007 and $43,664, respectively; however, pursuant to undertakings, the Portfolio's predecessor administrator reduced its fees for such periods by $29,863, $24,939 and $16,795, respectively, resulting in net fees paid by the Portfolio to administrator of $47,781, $39,068 and $26,869, respectively.

          SHAREHOLDER SERVICES AGREEMENT. Certain financial institutions (which may include banks) may provide shareholder services as described in the Prospectus pursuant to a Shareholder Services Agreement (the "Shareholder Services Agreement") with the Fund. The Shareholder Services Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or such institution, by vote cast in person at a meeting called for the purpose of voting such approval. The Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Shareholder Services Agreement, last approved the Shareholder Services Agreement at a meeting held on November 14, 1996. The Shareholder Services Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by such institution. The Shareholder Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). To date, the Fund has entered into a Shareholder Services Agreement with one financial institution.

          As compensation for its services and any expenses assumed, the Portfolio has agreed to pay such financial institutions a monthly fee at the annual rate of .45 of 1% of the average daily value of the Portfolio's shares owned by shareholders who are clients of the financial institution. For the fiscal year ended December 31, 1996, $151,145 was payable pursuant to the Shareholder Services Agreement; however, the financial institution waived $100,894 of such amount resulting in a net fee paid by the Portfolio of $50,251 for fiscal 1996 pursuant to the Shareholder Services Agreement to the financial institution.

          DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of the Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997 with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Portfolio to BISYS for its distribution services.

          EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and other shareholder services fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of calculating the net asset value of the Portfolio's shares, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to the Portfolio are charged against the assets of the Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

          The Adviser and BISYS have agreed that if, in any fiscal year, the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to the Adviser and/or BISYS under their respective Agreements, or the Adviser and/or BISYS will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                        PURCHASE AND REDEMPTION OF SHARES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PORTFOLIO'S PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."

          "SWEEP" PROGRAM. The Portfolio's shares may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Portfolio. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Fund with regard to shares of the Portfolio. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Portfolio's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither BISYS nor the Fund is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Fund or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Portfolio's shares. Any fees charged by the financial institution effectively reduces the Portfolio's yield for those customers.

          TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolio.

          USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.

          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided that the information on the old Account Application is still applicable.

          STOCK CERTIFICATES; SIGNATURES. Any certificate representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" should appear with the signature.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."

          AMORTIZED COST PRICING. The valuation of the Portfolio's investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

          The Board of Directors has established, as a particular responsibility within the overall duty of care owed to the Portfolio's investors, procedures reasonably designed to stabilize the Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

          NEW YORK STOCK EXCHANGE AND CUSTODIAN CLOSINGS. The holidays (as observed) on which the New York Stock Exchange and the Custodian are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


                                YIELD INFORMATION

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "YIELD INFORMATION."

          For the seven-day period ended December 31, 1996, the Portfolio's yield and effective yield, net of absorbed expenses, was 4.68% and 4.78%, respectively. The Portfolio's yield and effective yield for such period without the absorption of certain expenses would have been 4.31% and 4.40%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre- existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and analyzing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Portfolio's price per share is determined.


                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by the Portfolio to date.

          Transactions are allocated to various dealers by the Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

          Research services furnished by brokers through which the Portfolio effects securities transactions may be used by the Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises may be used by the Adviser in advising the Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt and study of such services should not reduce the overall expenses of its research department.


                        INFORMATION ABOUT THE PORTFOLIOS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "GENERAL INFORMATION."

          The Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          The Portfolio will send annual and semi-annual financial statements to all its shareholders.

          As of April 11, 1997, the following shareholders beneficially owned, directly or indirectly, 5% or more of the Portfolio's outstanding shares:

                                                                Percent of
                                                              Total Shares
NAME AND ADDRESS                                              OUTSTANDING

The Bank of New York as agent for                               19.91%
United Methodist Development
475 Riverside Drive
New York, New York 10115

The Bank of New York as agent for                               14.37%
St. John's Riverside Hospital
967 North Broadway
Yonkers, New York 10701

The Bank of New York as agent for                                8.52%
Shearson Shopco Malls Ltd.
1250 Broadway
New York, New York  10001

The Bank of New York as agent for                                5.09%
New York Employees Pension Plan
Division 1181 ATU
101-49 Woodhaven Blvd.
Ozone Park, New York  11416


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of- pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Portfolio's Prospectus.

          KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, independent auditors, have been selected as the Fund's auditors for the fiscal year ending December 31, 1997.

                              FINANCIAL STATEMENTS

          The Portfolio's Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                         THE INFINITY MUTUAL FUNDS, INC.
                                 AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                        TRUST SHARES AND INVESTOR SHARES
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997
                             AS REVISED, MAY 8, 1997


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Trust Shares or Investor Shares of the AmeriStar Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio (the "Portfolios") of The Infinity Mutual Funds, Inc. (the "Fund"), each dated April 30, 1997, as each may be revised from time to time. To obtain a copy of the relevant Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.

          First American National Bank (the "Adviser") serves as each Portfolio's investment adviser. Barnett Capital Advisors, Inc. (the "Sub-Adviser") serves as the Prime Portfolio's sub- investment adviser.

          BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.


                                TABLE OF CONTENTS
                                                                   PAGE

Investment Objectives and Management Policies.....................  B-2
Management of the Fund............................................  B-10
Management Arrangements...........................................  B-13
Purchase and Redemption of Shares.................................  B-18
Determination of Net Asset Value..................................  B-20
Yield Information.................................................  B-21
Portfolio Transactions............................................  B-22
Information About the Portfolios..................................  B-23
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors.........................  B-24
Appendix..........................................................  B-25
Financial Statements..............................................  B-29

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "DESCRIPTION OF THE PORTFOLIOS."

PORTFOLIO SECURITIES

          BANK OBLIGATIONS. (Prime Portfolio only) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Prime Portfolio, depending upon the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Sub-Adviser carefully evaluates such investments on a case-by-case basis pursuant to procedures established by the Fund's Board of Directors.

          The Prime Portfolio may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co- Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Prime Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Prime Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Prime Portfolio and the Borrower. In such cases, the Prime Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Prime Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Prime Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Prime Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Prime Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Prime Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Prime Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          Under normal circumstances, and as a matter of fundamental policy, the Prime Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Sub-Adviser determines that the Prime Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Prime Portfolio's assets will be invested in accordance with its other investment policies. The Sub- Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Portfolio.

          INVESTMENT COMPANY SECURITIES. (Both Portfolios) Each Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which such Portfolio invests. Under the 1940 Act, each Portfolio's investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to anyone investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

          REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub- custodians which meet the requirements set forth in Section 17(f) of the 1940 Act and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which such Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser and, with respect to the Prime Portfolio, the Sub-Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          MUNICIPAL OBLIGATIONS. (Prime Portfolio only) The Prime Portfolio may make limited investments in municipal obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest. Municipal obligations may be in the form of custodial receipts that give the Prime Portfolio the right to receive specific future interest or principal payments on securities held in trust or a special custody account. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately.


MANAGEMENT POLICIES

          REVERSE REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into reverse repurchase agreements. Each Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, each Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

          ILLIQUID SECURITIES. (Both Portfolios) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Adviser and the Sub- Adviser to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. (Both Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

          LENDING PORTFOLIO SECURITIES. (Both Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, each Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Portfolio's total assets. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.


INVESTMENT RESTRICTIONS

          Each Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies and the Prime Portfolio has adopted investment restrictions numbered 13 and 14 and the U.S. Treasury Portfolio has adopted investment restriction number 15 as additional fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of such Portfolio. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. Neither Portfolio may:

          1. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that each Portfolio may borrow up to 33-1/3% of its total assets. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

          5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). The Portfolio's investments permitted under Investment Restriction Nos. 1, 3, 9 and 10 are not considered senior securities for purposes of this investment restriction.

          7. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          8. Invest in the securities of a company for the purpose of exercising management or control, but each Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          10. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Portfolio's net assets would be so invested.

          12. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          The following investment restrictions numbered 13 and 14 apply only to the Prime Portfolio. The Prime Portfolio may not:

          13. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Portfolio's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Portfolio.

          14. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Portfolio may invest less than 25% of its assets in bank obligations.

          The following investment restriction number 15 applies only to the U.S. Treasury Portfolio. The U.S. Treasury Portfolio may not:

          15. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio, and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.


                             MANAGEMENT OF THE FUND

          Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE FUND

*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS.
                  An employee of BISYS Fund Services, Inc., BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, DIRECTOR.  International Economist and
                  Consultant; Executive Vice President of Coldwell
                  Financial Consultants; Trustee and Treasurer of
                  Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital Markets, S.A. (Montevideo, Uruguay); formerly, Chief International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                 and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 64 years old and his address is 40 Grosvenor Road, Short Hills, New Jersey 07078.

WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice-President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                  President Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living
                  Church Foundation and Hoosac   School.  He is 71
                  years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.

OFFICERS OF THE FUND

JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                  employee of BISYS Fund Services, Inc. since
                  July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, VICE PRESIDENT.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.


THRESA B. DEWAR, TREASURER.  An employee of BISYS Fund
                  Services, Inc. since March 1997, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, she was Vice President and Controller of Federated Administrative Services, a subsidiary of Federated Investors, Inc. She is 41 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.


GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                  Director of Legal and Compliance Services with BISYS Fund Services, Inc. since April 1995, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management, L.P. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS
                  Fund Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT SECRETARY.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

          For so long as the Shareholder Services Plan described in the section captioned "Management Arrangements--Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          Directors and officers of the Fund, as a group, owned less than 1% of either Portfolio's shares of common stock outstanding on April 11, 1997.

          The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1996 was as follows:


                                                            Total Compensation
                           Aggregate                        From Fund and
Name of Board          Compensation from                    Fund Complex Paid
  Member                    Fund*                            to Board Member*

Norma A. Coldwell          $18,000                                 $18,000
Richard H. Francis         $18,000                                 $18,000
William W. McInnes         $18,000                                 $18,000
Robert A. Robinson         $18,000                                 $18,000

------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.

                             MANAGEMENT ARRANGEMENTS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "MANAGEMENT OF THE PORTFOLIOS."

          INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of any party to the Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Adviser's services, the Fund has agreed to pay the Adviser a monthly investment advisory fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount payable by the Fund to the Sub-Adviser. For the period March 29, 1994 (commencement of operations of each Portfolio) through December 31, 1994, and for the fiscal years ended December 31, 1995 and 1996, $50,754, $64,959 and $74,618, respectively, was payable by the Prime Portfolio and $183,801, $358,127 and $459,479, respectively, was payable by the U.S. Treasury Portfolio pursuant to the Agreement. The Adviser waived $7,046 and $19,089 of such fees payable for the period ended December 31, 1994 by the Prime Portfolio and U.S. Treasury Portfolio, respectively, resulting in net fees being paid to the Adviser of $43,708 by the Prime Portfolio and $164,712 by the U.S. Treasury Portfolio during the fiscal period ended December 31, 1994.

          SUB-INVESTMENT ADVISORY AGREEMENT. The Adviser has engaged the Sub-Adviser to provide investment advisory assistance and day-to-day management of the Prime Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub- Advisory Agreement") among the Fund, the Adviser and the Sub- Adviser dated February 15, 1994. The fees payable to the Sub- Adviser for its services are paid by the Fund. The Sub-Advisory Agreement is subject to annual approval by (a) the Fund's Board of Directors or (b) vote of a majority (as defined in the 1940 Act) of the Prime Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub- Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was last approved by the Fund's Board of Directors who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on November 14, 1996. The Sub- Advisory Agreement may be terminated without penalty (i) by the Fund's Board of Directors or by vote of the holders of a majority of the Prime Portfolio's shares, upon written notice to the Sub-Adviser, (ii) by the Adviser (but only upon the approval of the Fund's Board of Directors) upon 60 days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' written notice to the Fund and the Adviser. The Sub- Advisory Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, if the Fund's Agreement with the Adviser is terminated for any reason (whether by the Fund, by the Adviser or by operation of law), the Sub-Advisory Agreement will terminate upon the effective date of such termination of the Investment Advisory Agreement.

          The Sub-Adviser provides investment advisory services in accordance with the stated policies of the Prime Portfolio, subject to the approval of the Fund's Board of Directors. The Sub-Adviser provides the Prime Portfolio with investment personnel who are authorized by the Board of Directors to execute purchases and sales of securities. The Sub-Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Prime Portfolio as well as for other funds advised by the Sub-Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

          As compensation for the Sub-Adviser's services, the Fund has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of
 .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the period March 29, 1994 (commencement of operations of the Prime Portfolio) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, $76,130, $97,438 and $111,623, respectively, was payable by the Prime Portfolio pursuant to the Sub-Advisory Agreement. The Sub-Adviser waived $10,274 of such fee payable for the period ended December 31, 1994, resulting in a net fee being paid to the Sub-Adviser of $65,856 by the Prime Portfolio during the fiscal period ended December 31, 1994.

          ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996 with the Fund. As to each Portfolio, the Administration Agreement will continue until April 25, 2001 and thereafter is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          As compensation for BISYS' services, the Fund has agreed to pay BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. For the period March 29, 1994 (commencement of operations of each Portfolio) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, $50,754, $64,959 and $74,618,
respectively, was payable to BISYS or the Portfolios' predecessor administrator during such periods by the Prime Portfolio and $73,520, $143,251 and $183,791, respectively, was payable to BISYS or the Portfolios' predecessor administrator by the U.S. Treasury Portfolio. The Portfolios' administrator waived $7,046 and $7,767 of such fees payable for the period ended December 31, 1994 by the Prime Portfolio and U.S. Treasury Portfolio, respectively, resulting in net fees being paid to the administrator of $43,708 by the Prime Portfolio and $65,753 by the U.S. Treasury Portfolio during the fiscal period ended December 31, 1994.

          DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997 with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Fund to BISYS for its distribution services.

          SHAREHOLDER SERVICES PLAN. (Applicable only with respect to the Investor Shares). The Fund's Directors have adopted a shareholder services plan (the "Plan") with respect to the Investor Shares pursuant to which each Portfolio pays BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of .25% of the value of each Portfolio's Investor Shares. The Fund's Directors believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and the holders of its Investor Shares. In some states, certain institutions effecting transactions in Investor Shares may be required to register as dealers pursuant to state law.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on November 14, 1996. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements. A Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year ended December 31, 1996, fees payable pursuant to the Plan by the Prime Portfolio and U.S. Treasury Portfolio amounted to $121,038 and $309,951, respectively, of which amounts BISYS waived receipt of $88,752 and $224,563, respectively, resulting in $32,286 being paid by the Prime Portfolio and $85,388 being paid by the U.S. Treasury Portfolio with respect to Investor Shares pursuant to the Plan.

          EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attribut able to investor services (including, without limitation, tele phone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


                        PURCHASE AND REDEMPTION OF SHARES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."

          TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

          "SWEEP" PROGRAM. Each Portfolio's shares may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Portfolio. The customer becomes the beneficial owner of specific shares of the Portfolio which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Fund with regard to shares of the Portfolios. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in a Portfolio's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither BISYS nor the Fund is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Fund or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of a Portfolio's shares. Any fees charged by the financial institution effectively reduces the Portfolio's yield for those customers.

          USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.

          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          STOCK CERTIFICATES; SIGNATURES. Any certificate representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.

          REDEMPTION COMMITMENT. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "HOW TO BUY SHARES."

          AMORTIZED COST PRICING. The valuation of each Portfolio's investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

          The Board of Directors has agreed, as a particular responsibility within the overall duty of care owed to the Portfolios' investors, to establish procedures reasonably designed to stabilize each Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of each Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


                                YIELD INFORMATION

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "YIELD INFORMATION."

          For the seven-day period ended December 31, 1996, the Prime Portfolio's yield was 4.75% for Investor Shares and 5.04% for Trust Shares, and its effective yield was 4.85% for Investor Shares and 5.16% for Trust Shares. The U.S. Treasury Portfolio's yield for such period was 4.66% for Investor Shares and 4.91% for Trust Shares, and its effective yield was 4.76% for Investor Shares and 5.02% for Trust Shares. These yield figures reflect the absorption of certain expenses and/or waiver of fees for Investor Shares, without which the yield and effective yield for the seven-day period ended December 31, 1996 would have been 4.57% and 4.67%, respectively, for the Prime Portfolio's Investor Shares and 4.48% and 4.57%, respectively, for the U.S. Treasury Portfolio's Investor Shares. Yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.

          From time to time, advertising materials for a Portfolio may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Portfolio may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits.


                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by either Portfolio to date.

          Transactions are allocated to various dealers by each Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser and/or Sub-Adviser to supplement their own research and analysis with the views and information of other securities firms.

          To the extent any research services are furnished by brokers through which each Portfolio effects securities transactions, the Adviser and, with respect to the Prime Portfolio, the Sub-Adviser may use such information in advising other funds or accounts they advise and, conversely, to the extent any research services are furnished to the Adviser and/or Sub-Adviser by brokers in connection with other funds or accounts the Adviser or Sub-Advisers advise, the Adviser and/or Sub- Adviser also may use such information in advising the Portfolios. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of each Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.


                        INFORMATION ABOUT THE PORTFOLIOS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "GENERAL INFORMATION."

          Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          Each Portfolio will send annual and semi-annual financial statements to all its shareholders.

          As of April 11, 1997, the following shareholders were record owners of 5% or more of the indicated Portfolio's outstanding shares:

                                                         Percent of
                                                         Total Shares
Name and Address                                         Outstanding

PRIME PORTFOLIO:

First American National Bank                           98.13% Investor Shares
Attn: AmeriStar Investment                             99.99% Trust Shares
        Management & Trust
800 First American Center
Nashville, TN 37237

 U.S. TREASURY PORTFOLIO:

First American National Bank                           97.69% Investor Shares
Attn: AmeriStar Investment                             99.99% Trust Shares
        Management & Trust
800 First American Center
Nashville, TN 37237

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent. Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of- pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of either Portfolio or which securities are to be purchased or sold by a Portfolio.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the relevant Prospectus.

          KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as the Fund's auditors for the year ending December 31, 1997.

                                    APPENDIX

          Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Inc. and IBCA Limited ("IBCA"), and Thomson BankWatch, Inc. ("BankWatch"):

Commercial Paper and Short-Term Ratings

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

          The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings


          Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

          Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

          Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

          Bonds rated AAA are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated AA are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

          Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

INTERNATIONAL AND U.S. BANK RATINGS

          An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                              FINANCIAL STATEMENTS

          The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                         THE INFINITY MUTUAL FUNDS, INC.
               CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO
           CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997
                             AS REVISED, MAY 8, 1997


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Correspondent Cash Reserves Money Market Portfolio (the "Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio"), dated April 30, 1997, of The Infinity Mutual Funds, Inc. (the "Fund"), as it may be revised from time to time. To obtain a copy of the Portfolios' Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219- 8020. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.

          Mitchell Hutchins Asset Management Inc. (the "Adviser") serves as each Portfolio's investment adviser.

          BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.


                                TABLE OF CONTENTS
                                                                    PAGE

Investment Objective and Management Policies................         B-2
Management of the Fund......................................         B-15
Management Arrangements.....................................         B-18
Purchase and Redemption of Shares...........................         B-23
Determination of Net Asset Value............................         B-23
Yield Information...........................................         B-24
Portfolio Transactions......................................         B-25
Information About the Portfolios............................         B-26
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors..................          B-27
Appendix....................................................         B-28
Financial Statements........................................         B-35

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS."

PORTFOLIO SECURITIES

          BANK OBLIGATIONS. (Money Market Portfolio and, to a limited extent, Tax Free Money Market Portfolio) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. The Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis pursuant to procedures established by the Board of Directors.

          The Money Market Portfolio may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Money Market Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Money Market Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. In such cases, the Money Market Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Money Market Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Money Market Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Money Market Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Money Market Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. In addition, insurance companies are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers.

          Under normal circumstances, and as a matter of fundamental policy, the Money Market Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Money Market Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Money Market Portfolio's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Money Market Portfolio.

          REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, a Portfolio will employ only eligible sub-custodians which meet the requirements set forth in Section 17(f) of the 1940 Act and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of $1 billion or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which the Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

          REVERSE REPURCHASE AGREEMENTS. (Money Market Portfolio only) The Money Market Portfolio may enter into reverse repurchase agreements. The Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, the Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

          MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non- governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          The yields of Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Portfolio's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Tax Free Money Market Portfolio will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Portfolio providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Portfolio. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Tax Free Money Market Portfolio's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.

          RATINGS OF MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) If, subsequent to its purchase by the Tax Free Money Market Portfolio, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Portfolio to take such action as it determines is in the best interest of the Portfolio and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Board of Directors is subsequently notified of the Adviser's actions.

          To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1996 computed on a monthly basis, for the Tax Free Money Market Portfolio was as follows:

                                                                   Percentage
MOODY'S           FITCH               S&P                            OF VALUE

VMIG1/MIG1,    F-1+/F-1            SP-1+/SP-1,                      95.52%
   P-1                                 A1+/A1
Aaa/Aa         AAA/AA              AAA/AA                            4.48%
                                                                   -------
                                                                   100.00%

          ILLIQUID SECURITIES. (Both Portfolios) Neither Portfolio will invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board and repurchase agreements maturing in more than seven days. Commercial paper issues in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933, as amended ("1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. It is anticipated that the market for certain restricted securities will expand further as a result of Rule 144A and the development of automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          The Board of Directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid, other than those the Securities and Exchange Commission deems to be illiquid. The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of restricted securities held by the Portfolio and report periodically on such decisions to the Board of Directors.

MANAGEMENT POLICIES

          LENDING PORTFOLIO SECURITIES. (Money Market Portfolio only) To a limited extent, the Money Market may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Money Market Portfolio's total assets. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

          FORWARD COMMITMENTS. (Both Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT RESTRICTIONS

          CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO only. The Money Market Portfolio has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Portfolio may not:

          1. Purchase common stocks, preferred stocks, warrants or other equity securities.

          2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33-1/3% of the value of the Portfolio's total assets.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

          5. Sell securities short or purchase securities on margin.

          6. Write or purchase put or call options or combinations thereof.

          7. Act as underwriter of securities of other issuers. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          9. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          12. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to any such limitation (subject to provisions of Rule 2a-7), provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Portfolio. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

                                      * * *

          CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO ONLY. The Tax Free Money Market Portfolio has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Portfolio may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Portfolio's Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments).

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

          5. Sell securities short or purchase securities on margin.

          6. Write or purchase put or call options or combinations thereof.

          7. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

          9. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to above and in the Portfolio's Prospectus.

          10. Invest in companies for the purpose of exercising control.

          11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          12. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          13. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of tax exempt securities issued by state or municipal governments or their political subdivisions and, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          For purposes of Investment Restriction No. 13, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                      * * *

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Portfolio shares in the state involved.

                             MANAGEMENT OF THE FUND

          Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE FUND

*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF
                DIRECTORS.  An employee of BISYS Fund Services, Inc.,
                BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, DIRECTOR.  International Economist and
                Consultant; Executive Vice President of Coldwell
                Financial Consultants; Trustee and Treasurer of
                Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital Markets, S.A. (Montevideo, Uruguay); formerly Chief International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988.
                Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 64 years old and his address is 40 Grosvenor Road, Short Hills,
                New Jersey 07078.

WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                President Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living Church Foundation and Hoosac School. He is 71 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.

OFFICERS OF THE FUND

JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                employee of BISYS Fund Services, Inc. since July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, VICE PRESIDENT.  An employee of BISYS Fund
                Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.


THRESA B. DEWAR, TREASURER.  An employee of BISYS Fund Services,
                Inc. since March 1997, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, she was Vice President and Controller of Federated Administrative Services, a subsidiary of Federated Investors, Inc. She is 41 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.


GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                Director of Legal and Compliance Services with BISYS Fund Services, Inc. since April 1995, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management, L.P. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS Fund
                Services, Inc. since June 1991, and an officer of other investment companies administered by BISYS or its affiliates. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT SECRETARY.  An employee of BISYS Fund
                Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

          For so long as the Fund's plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          Directors and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on April 11, 1997.

          The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for the year ended December 31, 1996 was as follows:

                                                            Total Compensation
                            Aggregate                       From Fund and
Name of Board               Compensation                    Fund Complex Paid
Member                      from Fund*                      to Board Member*
------------------      -----------------------       -------------------------

Norma A. Coldwell           $18,000                              $18,000
Richard H. Francis          $18,000                              $18,000
William W. McInnis          $18,000                              $18,000
Robert A. Robinson          $18,000                              $18,000
---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.

                             MANAGEMENT ARRANGEMENTS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "MANAGEMENT OF THE PORTFOLIOS."

          INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated October 30, 1990, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board, including a majority of the Directors who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on November 14, 1996. Shareholders of the Correspondent Cash Reserves Money Market Portfolio approved the Agreement on December 20, 1991. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940
Act).

          The Adviser is a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which in turn is a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company.

          The Adviser provides investment advisory services in accordance with the stated policies of the Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser provides each Portfolio with Investment Officers who are authorized by the Board of Directors to execute purchases and sales of securities. The Money Market Portfolio's Chief Investment Officers are Susan P. Ryan and Dennis L. McCauley. The Tax Free Money Market Portfolio's Chief Investment Officers are Elbridge T. Gerry III, Debbie Vermann and Kevin McIntyre. The Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Portfolio and for other funds advised by the Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

          As compensation for its services, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fees paid to the Adviser by the Money Market Portfolio amounted to $430,353, $644,228 and $950,074, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the advisory fee payable to the Adviser by the Tax Free Money Market Portfolio amounted to $19,900, which amount was reduced by $9,950 pursuant to an undertaking by the Adviser, resulting in a net advisory fee paid to the Adviser by the Tax Free Money Market Portfolio of $9,950 for the period ended December 31, 1996.

          In addition, pursuant to the terms of a Special Management Services Agreement among the Fund, the Adviser and BISYS, each Portfolio has agreed to pay the Adviser and BISYS each a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets. The fee payable to the Adviser by the Money Market Portfolio under the agreement for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $189,112, $306,186 and
$461,556, respectively; however, pursuant to an undertaking, the Adviser waived the fee in its entirety for each such fiscal year. The fee payable to the Adviser by the Tax Free Money Market Portfolio under the agreement for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, amounted to $9,950, which amount was waived in its entirety pursuant to an undertaking.

          ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996, with the Fund. As to each Portfolio, the Administration Agreement will continue until December 31, 1997 and thereafter is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          As compensation for its services, each Portfolio has agreed to pay BISYS a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the Money Market Portfolio paid the Portfolios' predecessor administrator, an affiliate of BISYS, $430,353, $644,228 and $950,074, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the administration fee payable to the administrator by the Tax Free Money Market Portfolio amounted to $19,900, which amount was waived in its entirety pursuant to an undertaking.

          In addition, pursuant to the terms of the Special Management Services Agreement described above, the fee payable to the Portfolios' predecessor administrator by the Money Market Portfolio under the agreement for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $189,112, $306,186 and $461,555, respectively; however, pursuant to an undertaking, the Portfolio's predecessor administrator waived the fee in its entirety for each such fiscal year. The fee payable to the Portfolios' predecessor administrator by the Tax Free Money Market Portfolio for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, amounted to $9,950, which amount was waived in its entirety pursuant to an undertaking.

          DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997, with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by a Portfolio to BISYS for its distribution services.

          DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid to Securities Firms (as defined in the Prospectus) for services provided to Portfolio shareholders could be deemed to be payment of distribution expenses, the Fund's Board of Directors has adopted such a plan (the "Plan"). The Fund's Board of Directors believes that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders. In some states, certain financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, as to each Portfolio, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan Agreement between the Fund and Correspondent Services Corporation [CSC], an affiliate of the Adviser, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and the Plan Agreement are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan and Plan Agreement were so approved on November 14, 1996. The Money Market Portfolio's shareholders approved the Plan on December 20, 1991. As to each Portfolio, the Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan Agreement or by vote of the holders of a majority of the Portfolio's shares. As to each Portfolio, the Plan Agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to Correspondent Services Corporation [CSC] or by vote of the holders of a majority of the Portfolio's shares. The Plan Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year ended December 31, 1996, the amount payable pursuant to the Plan by the Money Market Portfolio amounted to $5,568,964; however, pursuant to an undertaking, the amount was reduced by $229,921, resulting in a net amount paid by the Money Market Portfolio of $5,339,043 pursuant to the Plan. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the amount payable pursuant to the Plan by the Tax Free Money Market Portfolio amounted to $119,401; however, pursuant to an undertaking, the amount was reduced by $49,750, resulting in a net amount paid by the Tax Free Money Market Portfolio of $69,651 pursuant to the Plan.

          EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attribut able to investor services (including, without limitation, tele phone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regula tory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

          As to each Portfolio, the Adviser and BISYS have agreed that if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BISYS under the Administration Agreement, or the Adviser and/or BISYS will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                        PURCHASE AND REDEMPTION OF SHARES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PORTFOLIOS' PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."

          TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "HOW TO BUY SHARES."

          AMORTIZED COST PRICING. The valuation of each Portfolio's investment securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

          The Board of Directors has established, as a particular responsibility within the overall duty of care owed to each Portfolio's investors, procedures reasonably designed to stabilize the Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

          NEW YORK STOCK EXCHANGE AND CUSTODIAN CLOSINGS. The holidays (as observed) on which the New York Stock Exchange and the Custodian are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.


                                YIELD INFORMATION

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "YIELD INFORMATION."

          For the seven-day period ended December 31, 1996, the yield and effective yield of the Money Market Portfolio, net of absorbed expenses, was 4.64% and 4.74%, respectively. The yield and effective yield of the Money Market Portfolio without the absorption of certain expenses would have been 4.51% and 4.60%, respectively, for the same period. For the seven-day period ended December 31, 1996, the yield and effective yield of the Tax Free Money Market Portfolio, net of absorbed expenses, was 3.08% and 3.12%, respectively. The yield and effective yield of the Tax Free Money Market Portfolio without the absorption of certain expenses would have been 2.62% and 2.65%, respectively, for the same period. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and analyzing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Based upon a 1996 Federal income tax rate of 39.60%, the Tax Free Money Market Portfolio's tax equivalent yield for the seven-day period ended December 31, 1996 was 4.34%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt. Each investor should consult with its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in a Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.


                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by either Portfolio to date.

          Transactions are allocated to various dealers by the Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

          Research services furnished by brokers through which the Portfolios effect securities transactions may be used by the Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises may be used by the Adviser in advising each Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt and study of such services should not reduce the overall expenses of its research department.


                        INFORMATION ABOUT THE PORTFOLIOS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "GENERAL INFORMATION."

          Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          As of April 11, 1997, the following shareholder beneficially owned, directly or indirectly, 5% or more of the Tax Free Money Market Portfolio's outstanding shares:

                                        Percent of Total
Name and Address                        Shares Outstanding

Carolyn Cline-Arazi TTEE                      7.42%
Arazi Charitable Remainder UniTrust
2780 Broadway
San Francisco, CA  94115-1105

          Each Portfolio will send annual and semi-annual financial statements to all its shareholders.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for each Portfolio, handles certain communications between shareholders and the Portfolio and pays dividends and distributions payable by the Portfolio. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of a Portfolio or which securities are to be purchased or sold by the Portfolio.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

          KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, independent auditors, have been selected as the Fund's auditors for the year ending December 31, 1997.

                                    APPENDIX

          Description of the two highest commercial paper, bond, municipal bond and other short- and long-term rating categories assigned by S&P, Moody's, Fitch, Duff & Phelps Credit Rating Co. ("Duff"), IBCA Inc. and IBCA Limited ("IBCA"), and Thomson BankWatch, Inc. ("BankWatch"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions pin well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

          The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          The rating TBW-1 is the highest short-term rating assigned by BankWatch; the rating indicates that the degree of safety regarding timely repayment of principal and interest is very strong. The rating TBW-2 is the second highest short-term rating assigned by BankWatch; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

          Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

          Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

          Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

          Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

INTERNATIONAL AND U.S. BANK RATINGS

          An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          Description of certain S&P, Moody's and Fitch ratings of Municipal
Obligations:

S&P

MUNICIPAL BOND RATINGS

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

MUNICIPAL NOTE RATINGS

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.


 Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short- term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                              FINANCIAL STATEMENTS

          The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.